Revenue from Services	6 Months Ended
Jun. 30, 2026
Future NRG Sdn. Bhd. [Member]
RevenueFromServicesLineItems [Line Items]
Revenue from Services

10. REVENUE FROM SERVICES

Revenue comprises clinical waste generator services and transportation and logistics services. Revenue is recognized at a point in time when control of the services is transferred to the customer, which generally occurs upon completion of the contracted service

All revenue is denominated in Malaysian Ringgit (“RM”) and is generated from customers located in Malaysia.

For the six months period ended June 30, 2026, one customer accounted for approximately 71% of the Company’s total revenue (30.6.2025: approximately 76%), resulting in a significant concentration of credit and business risk.